EXHIBIT 24
                                DIRECTORS' POWERS OF ATTORNEY

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Marcia D. Alazraki, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 1998.



               /s/   Marcia D. Alazraki
               Member, Board of Directors of
               First Great-West Life & Annuity Insurance Company


Witness:



/s/  Rose-Mary Rudden
Signature


Rose-Mary Rudden
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James Balog, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1998.



                                    /s/   James Balog
                                  Member, Board of Directors of
                             First Great-West Life & Annuity Insurance Company


Witness:



/s/   Alvina B. Balog
Signature


Alvina B. Balog
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James W. Burns, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1998.



                                  /s/   James W. Burns
                               Member, Board of Directors of
                             First Great-West Life & Annuity Insurance Company


Witness:



-------------------------------
Signature


-------------------------------
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1998.



                                  /s/   Paul Desmarais, Jr.
                                 Member, Board of Directors of
                            First Great-West Life & Annuity Insurance Company


Witness:



/s/   Lucie Filteau
Signature


Lucie Filteau
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Robert Gratton, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 1998.



                                    /s/   Robert Gratton
                                    Member, Board of Directors of
                              First Great-West Life & Annuity Insurance Company


Witness:



/s/   Nicole Barolet
Signature


Nicole Barolet
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N. Berne Hart, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1998.



                                    /s/   Norman B. Hart
                                    Member, Board of Directors of
                              First Great-West Life & Annuity Insurance Company


Witness:



/s/   Wilma J. Hart
Signature


Wilma J. Hart
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Stuart Z. Katz, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1998.



                                    /s/   Stuart Z. Katz
                                    Member, Board of Directors of
                              First Great-West Life & Annuity Insurance Company


Witness:



/s/   Linda Hudec
Signature


Linda Hudec
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, William T. McCallum, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1998.



                                    /s/   W.T. McCallum
                                    Member, Board of Directors of
                             First Great-West Life & Annuity Insurance Company


Witness:



/s/   Joan Preyer
Signature


Joan Preyer
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                       FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of First Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 1998.



                                    /s/   Brian E. Walsh
                                    Member, Board of Directors of
                              First Great-West Life & Annuity Insurance Company


Witness:



/s/   D.C. Lennox
Signature


D.C. Lennox
Name Printed